COMMERCIAL LEASE AGREEMENT

THIS LEASE AGREEMENT made this 15th day of September, 2007

BETWEEN George Newman and Pauline Newman, his wife and Philip Arasimowicz and Kimberly Arasimowicz, his wife

Hereinafter referred to as ---------------------LESSOR

AND

Bio Extraction Service, Inc, "BESI", P.O. Box 18, Greentown, Pa 18426

Hereinafter referred to as ---------------------LESSEE

ARTICLE I

Lessor hereby leases to Lessee and Lessee hereby leases from Lessor that certain unit: the entire building abutting High Blue Avenue with parking and entrance from High Blue Avenue (hereinafter the "leased premises") owned by Lessors and situate in Palymra Pike Township, Hawley, Pa. This lease shall be for a period of 1 (one) year commencing on the 15th day of September, 2007 and ending on the 15th day of September 2008.

Lessee shall use the premises to carry on the business of assembly and distribution of machine parts and components. Lessee certifies that there are no hazardous material or hazardous chemicals to be used on the premises.

Lessee shall not use the premises for any other type of business without the prior written consent of Lessor, nor allow any unlawful activities to be conducted on the premises.

Lessee shall have the right to place one sign on the road-side signage post provided for the office building and one sign on the building itself. Lessee is hereby put on notice that permits for such signs may be required and Lessee shall obtain such permits at their sole expense.

ARTICLE II

Lessee agrees to and shall pay to Lessor at such place as the Lessor shall designate as rent for the Leased Premises as follows:
From September 15, 2007 the rent shall be $2210.00 per month through September 15th, 2008. The total rent for the 12 month period shall be $26,520.00 In the month of March, 2008, the Lessee will inform the Lessor in writing his intent to renew the

lease for an additional period of one year. If Lessee does renew for an additional twelve month period, the rent per month will increase by 5% and will be in the amount of $2320.50 per month. The total rent for the 12 month period shall be $27,846.00. If Lessee does not inform Lessor of his intent to renew for another year or states in writing that he is not renewing for another year, Lessor has the right to begin advertising the property for rent and to enter and show the property with 24 hour notice to Lessee. Lessee is welcome to be present at any showings of the property and will make every effort to accommodate the showings of the property at all times including weekends.

In the event that any payment of rent as set forth is not received by Lessor by the 15th of the month for which it is due, then there will be a late charge of $100.00 per day for every day until the rent is paid. Any late charges assessed and not paid shall become monies due to Lessors under this Lease Agreement and Lessee hereby acknowledges and confesses judgment for collection of same.

A Security deposit equal to one months rent shall be paid at the time of execution of this lease. This security deposit shall be held by the Lessor. In the event, at the end of the term, there are no damages, the security deposit shall be returned to Lessee. In the event there are damages, the security deposit may be applied to the damages or any part thereof. Lessee shall be required to pay a security deposit in the amount of $2210.00 prior to possession of the premises.

Lessor agrees to have the propane gas tank filled and Lessee will then pay to Lessor in the form of a check, for the total amount of gas in the tank as determined by Lochlin Gas Company and at the present rate set by Lochlin Gas.

Said Lessee shall not carry on any unlawful or immoral business in or about the demised premises, and shall not carry on any business which will endanger the building from fire or cause a forfeiture of any fire insurance that the Lessor has or may hereafter have on said building.

Lessee shall pay any and all utilities for the leased premises including electricity, heating and air conditioning. The electricity shall be separately metered and the account for said electricity shall be in the name of the Lessee and Lessee shall pay the utility company directly for said services. Lessee shall be responsible for up to $500.00 per year for any cost of maintenance or repairs for any and all utilities.

ARTICLE III

Lessor agrees to and shall secure from a good and reputable company or companies doing insurance business in the Commonwealth of Pennsylvania and maintain during the entire term of this Lease, the following coverage:

(a) Fire and extended coverage insurance in an amount of the value of the Leased Premises and any improvements on the Leased Premises.

(b) Liability insurance in a sufficient amount for loss from an accident resulting in bodily injury to or death of persons and for loss from an accident resulting in damage to or destruction of property.

Lessee agrees to and shall secure from a good and reputable company or companies doing insurance business in the Commonwealth of Pennsylvania and maintain during the entire term of this Lease, the following coverage:

(a) Fire and extended coverage insurance in an amount of the value of any equipment fixtures, furnishings and other personally used or owned by Lessee on the Leased Premises.

(b) Liability insurance in a sufficient amount for loss from an accident resulting in bodily injury to or death of persons and for loss from an accident resulting in damage to or destruction of property.

Lessee agrees not to permit anything to be done contrary to the conditions of any of the policies of insurance on said premises whereby the hazard might be increased or the insurance invalidated.

ARTICLE IV

In the event that the premises occupied by the Lessee shall during said term be destroyed by fire, thereby making the premises untenantable and unfit for occupancy so that the owners thereof deem it advisable to construct a new

Building, the Lessor herein shall thereupon have the right to cancel and terminate this lease upon giving fifteen days notice in writing to the lessee herein, and the term of this lease shall thereupon cease at the expiration of fifteen (15) days after the giving of said notice. In the event, however, that the said building shall be damaged by fire, but not destroyed, the lessor will thereupon cause the same to be repaired and restored to its former condition, they to act with the greatest possible diligence, and if the said fires shall have rendered the premises untenantable, payment of rent thereunder shall be suspended from the time when the lessee herein shall notify the lessor of such condition, until such time as the building is so repaired and again ready for occupancy, and the lessee herein agree that in the event that the building shall be so partially destroyed by fire as to render said repairs necessary that the said lessor shall thereupon have the right through his servants and agents, and that the servants and agents of any contractor employed by the lessor shall have the right to take possession of the premises for the purpose of making such repairs, and the so taking of possession shall not be an eviction of the lessee herein and shall in no manner affect this term of lease.

ARTICLE V

Lessor warrants that the leased premises shall be habitable and fit for occupancy at the commencement of this lease. Lessor further warrants that during the term of this lease, lessor shall be responsible for any structural repairs to the property. Lessor further agrees to make any major repairs necessary for continued use by the lessee, provided that said damage is not caused by the negligence of the lessee.

Lessee shall be responsible for keeping the premises in a neat and sanitary manner, normal cleaning and shall remove all trash which may accumulate upon the same during the said term or, failing herein to pay to the said lessor double the cost of removing the same, to be recovered the same as rent due in arrears. Lessor shall have the right to enter the premises for the purpose of periodic inspections with Lessee.

Lessee shall be responsible for the cost of snow plowing the area in the rear of the building (where the overhead door is) and the adjacent parking area. Lessee will keep sidewalks/entryways free from snow and ice. Lessee can enter into a separate agreement with Utopia Spa for snow plowing from her contractor.

Lessor shall be responsible for the real estate and county taxes at the current assessed use of premise.

Utopia Spa will have the septic cleaned as soon as needed and thereafter Lessee shall be responsible for 50% of the cleaning thereafter.

IF LESSEE INFORMS LESSOR OF HIS INTENT NOT TO RENEW IN MARCH 2009 THEN Lessor reserves the right to display a "for rent or sale" card upon the said premises and to enter the premises for the purpose of making necessary repairs or to show the same to prospective purchasers or Lessees.

KA. PA. PAN [illegible]

ARTICLE VI

Lessee agrees that they shall make no structural changes or renovations to the leased premises without the prior written approval of the Lessor. In the event Lessee does make structural changes or adds fixtures to the premises with the consent of the lessor, said changes and additions made by the lessee shall remain the property of the lessor at the termination of this lease agreement.

ARTICLE VII

Lessee shall not have the right to assign or sublet the leased premises without the prior written consent of the lessor.

ARTICLE VIII

The said lessee hereby confesses judgment for the rent reserved under this agreement of lease, together with an attorney fee of fifteen (15%) percent for collection, and execution may be issued thereon from time to time for any rent due and owing under this lease, and judgment in ejectment as herein provided may be entered concurrently therewith.

ARTICLE IX

The lessee does hereby, upon breach of any of the conditions or covenants of this lease during the original term or any renewal, and also when and as soon as the term hereby created or any extension or renewal thereof shall have expired agrees that an amicable action of ejectment may be entered by the Prothonotary of the Court of Common Pleas of the County of Pike as if a complaint in ejectment has been filed by the lessor as Plaintiff against the Lessee as Defendant for all and singular the property herein described and as if said complaint in ejectment had been duly served personally upon the lessee by the Sheriff of said County within said County and had been duly returned by said Sheriff served personally upon said lessee, and the said lessee hereby authorizes and empowers any attorney of any court of record to appear for the lessee in said amicable action of ejectment and confess judgment therein in favor of the lessor and against the lessee for said

premises and said lessee further authorizes the immediate issuance of a writ of possession upon a praecipe therefore by the Plaintiffs attorney and the lessee hereby waives any and all right of stay of execution and releases to the lessor all errors and defects whatsoever in entering said action of ejectment or in causing said writ to issue or in any proceeding thereon or concerning the same and agrees that no writ of error, objection or exception shall be made or taken thereto, and ifafter execution and return of the writ the defendant shall re-enter into possession, the Prothonotary, upon praecipe and affidavit setting forth the facts, filed within three years after the return of the writ upon which execution was completed shall issue a new writ of possession.

ARTICLE X

And further, it is agreed and understood that the lessor, its successors, heirs or assigns, may enter the premises hereby leased at any time during the term, in the presence of said lessee for the purpose of ascertaining whether the said premises are kept in good order and repair during business hours.

ARTICLE XI

All damages or injuries done to the said premises other than those caused by fire and by ordinary wear and tear or by the acts or omission of the landlord shall be repaired by the lessee herein. And the lessee covenants and agrees to make said repairs upon five (5) days notice given to him by the lessor, and if he shall neglect to make said repairs or commence to make the same promptly or within ten (10) days after said notice as given to him, the lessor shall have the right to make the said repairs at the expense and cost of the lessee, and the amount thereof may be collected as additional rent accruing for the month following the date of the said repairs, and if the said expense is made at the expiration of the term then the cost may be c ollected by the landlord as an additional rent for the use of the premises during the entire term.

ARTICLE XII

Lessee hereby accepts notice to quit, remove from, and surrender up possession of the said premises to the said lessor, its successors, heirs or assigns, at the expiration of the said term whenever it may be determined whether by forfeiture or otherwise, without any further notice to that effect, all further notice being hereby waived. And on failure to pay rent due, for the space of ten (10) days or upon breach of any other condition of this lease, the lessee shall be a non-tenant, subject to dispossession by the said lessor, without further notice or process of law, with release of error and of damages, and the said lessor may reenter the premises and dispossess the lessee without thereby becoming a trespasser. And the lessee hereby waives the benefit of all exemption laws of the Commonwealth that are in force or may hereafter be in force, or in any action or actions that may accrue on this contract, and in any distress that may be made for collection of the whole of said rent or any part

thereof. Waiving also the benefit of stay of execution, inquisition, extension, and all errors, in all proceedings, arising out of this lease.

In the event of the filing of a Petition in Bankruptcy, whether voluntary or involuntary, by or against the lessee herein, there shall become due immediately upon the filing of said Petition, rent for twelve months, or whatever is left on the remainder of the lease, whichever is less, at the rate that the rent is then payable under this agreement of lease, and the lessor shall have the further right in said event, to forfeit and terminate this lease. The said forfeiture to be effected by giving written notice in writing to the lessee herein or to the person then in charge of the demised premises. Should an execution issue against the lessee out of any Court, the rent shall thereupon become due and owing.

The lessee will bear, pay and discharge when and as the same become due and payable all judgments and lawful claims for damages or otherwise against said lessor, arising from its use or occupancy of said lease premises or the sidewalk or area in front, side and rear of said premises, and will assume the burden and expense of defending all such suits, whether brought before the expiration of this lease and will protest, indemnify and save harmless the said lessor, his agents, servants, employees and public at large by reason of or on account of the use or misuse of the premises hereby leased or the sidewalk or area around the building, or any part thereof, due to the negligence of the lessee or their agents.

In consideration of securing the within lease at the above stated rent, said lessee does hereby release and discharge said lessor, his heirs or assigns, from any and all liability for damage that my result from the bursting, stoppage and leakage of any water pipe, gas pipe, sewer basin, water-closet, steam pipe and drain and from all liability for any and all damage caused by the above named items.

Lessor shall not be held liable for any loss of business or cost of renovations due to any Eminent Domain action filed against lessor for subject premises.

ARTICLE XIII

Except as otherwise set forth herein, this lease agreement shall be binding upon the respective successors, heirs and assigns of the parties hereto.

This agreement shall be construed under and in accordance with the laws of the Commonwealth of Pennsylvania.

In case any one or more of the provisions contained in this lease shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

No amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year first above written.

LESSOR

By: ______________________

By: ______________________

By: ______________________

By: ______________________

LESSEE

President & CEO
Bio Solutions Mfg Co [owner of B.E.S.I]

By: DAVID S. BENNETT